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                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D. C. 20549

                                    FORM 8-K

                           CURRENT REPORT PURSUANT TO
                           SECTION 13 OR 15(D) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

        Date of Report (Date of earliest event reported): January 8, 2001


                                   AVAYA INC.
             (Exact name of registrant as specified in its charter)


               Delaware                   1-15951            22-3713430
     (State or other jurisdiction      (Commission         (IRS Employer
        of incorporation)               File Number)     Identification No.)


               211 Mount Airy Road
               Basking Ridge, NJ                               07920
      (Address of principal executive offices)               (Zip Code)

       Registrant's telephone number, including area code: (908) 953-6000




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ITEM 7(c).  EXHIBITS.

99.1  Press release, dated January 8, 2001.

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ITEM 9.  REGULATION FD DISCLOSURE

        On January 8, 2001, Donald K. Peterson, Vice Chairman, President and Chief Executive Officer of Avaya Inc., a Delaware corporation (the "Company"), in a presentation to the Morgan Stanley Dean Witter Internet, Software & Networking Conference in Scottsdale, Arizona, noted that the Company has revised its target for earnings per share on a diluted basis for fiscal 2001 from $1.23 to $1.27. Mr. Peterson also confirmed the following previously disclosed targets of the Company for fiscal 2001:

                   - revenue growth of mid single digits;
                   - more than doubling net income; and
                   - depreciation, amortization and capital expenditures of
                     $123 million, $60 million and $170 million, respectively.

Each of the above targets, including the earnings per share target referred to in the first sentence of this paragraph, exclude one time start-up expenses and the effects of the proposed acquisition described in the press release attached as Exhibit 99.1 hereto.

Note: the information in this current report (including the exhibit) is furnished pursuant to Item 9 and shall not be deemed to be "filed" for the purposes of Section 18 of the Securities Exchange Act of 1934 or otherwise subject to the liabilities of that Section. This report will not be deemed an admission as to the materiality of any information in the report that is required to be disclosed solely by Regulation FD.

        This current report contains forward-looking statements based on current expectations, forecasts and assumptions that involve risks and uncertainties that could cause actual outcomes and results to differ materially. These risks and uncertainties include, but are not limited to, price and product competition, rapid technological development, dependence on new product development, the mix of our products and services, customer demand for our products and services, the ability to successfully integrate acquired companies, control of costs and expenses, the ability to form and implement alliances, international growth, U.S. and foreign government regulation, general industry and market conditions and growth rates and general domestic and international economic conditions including interest rate and currency exchange rate fluctuations. For a further list and description of such risks and uncertainties, see the other reports filed by the Company with the Securities and Exchange Commission. The Company disclaims any intention or obligation to update or revise any forward-looking statements, whether as a result of new information, future events or otherwise.
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                                   SIGNATURES

        Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                    AVAYA INC.



Date: January 8, 2001               By: /s/ Garry K. McGuire Sr.
                                        ------------------------------------
                                          Name: Garry K. McGuire Sr.
                                          Title: Chief Financial Officer





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                                EXHIBIT INDEX


Exhibit No.                                Description
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   99.1                        Press release, dated January 8, 2001